UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2021

Date of Report (Date of earliest event reported)

SUNDANCE STRATEGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50547	88-0515333
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4626 North 300 West, Suite No. 365

Provo, Utah 84604

(Address of Principal Executive Offices, including zip code)

(801) 717-3935

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01 Other Events.

On April 13, 2021, the Company issued a press release announcing that it is acting as lead advisor in originating tailored life insurance portfolios and creating the techniques and analytics to structure a life insurance-linked bond issuance led by US Capital Global Securities LLC. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Sundance Strategies Acting as Lead Advisor in US Capital Global Securities’ Launch of $500 Million Rated Life Insurance-Linked Bond Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2021

SUNDANCE STRATEGIES, INC.

By:	/s/ Randall F. Pearson
Name:	Randall F. Pearson
Title:	President and Director